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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 5, 1997



                           ROMAC INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

           Florida                   0-26058                 59-3264661
(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                  Identification No.)



           120 West Hyde Park Place, Suite 150, Tampa, Florida 33606
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              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:     (813) 251-1700
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report)




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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

      On September 5, 1997, Romac International, Inc. ("Romac") entered into a stock purchase agreement (the "Agreement") with the shareholders of Uni* Quality System Solutions, Inc. ("UQ Solutions"), to purchase all of the outstanding capital stock of UQ Solutions. UQ Solutions, an Illinois corporation, is a business engaged in providing information technology personnel on a contract basis. The purchase price, which was determined pursuant to negotiations between the parties, is approximately $19.6 million and is subject to adjustment upon attainment of certain operating results. The purchase price is also subject to certain indemnity obligations contained in the Agreement. The transaction was financed with the proceeds of Romac's secondary public offering, which have been invested in short-term government securities since May 1996.

      The foregoing is subject to the actual provisions of the above-referenced Stock Purchase Agreement, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable to provide the financial statements relative to the acquired business described in
Item 2 at the time this report on Form 8-K is filed. The Registrant intends to file the required financial statements as soon as practicable, but no later than 60 days from the date of this filing.

      (b) PRO FORMA FINANCIAL INFORMATION. It is impracticable to provide the pro forma financial information relative to the acquired business described in
Item 2 at the time this report on Form 8-K is filed. The Registrant intends to file the require pro forma financial information as soon as practicable, but no later than 60 days from the date of filing.

      (c)  EXHIBITS.

         Exhibit Number                    Description
         --------------                    -----------

              2.1 Stock Purchase Agreement between Romac International, Inc. and The Sellers of Uni* Quality Systems Solutions, Inc.

                                                              Page 2 of 3 Pages


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ROMAC INTERNATIONAL, INC.
                                   (Registrant)


                                   By: /s/ Thomas M. Calcaterra
                                      -------------------------------------
                                      Thomas M. Calcaterra, Chief Financial
                                        Officer and Secretary


                                   Date: September 19, 1997





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